UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K/A

———————

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

———————

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

———————

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

561-998-2440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01

Financial Statements and Exhibits.

As reported in the Current Report on Form 8-K filed by Bright Mountain Media, Inc. on September 25, 2017, on September 19, 2017 we acquired 100% of the membership interests of Daily Engage Media Group LLC ("Daily Engage Media").  Filed as Exhibit 99.1 to this previously filed Current Report on Form 8-K filed were the audited financial statements of Daily Engage Media Group, LLC for the year ended December 31, 2016 and for the period from inception (February 10, 2015) to December 31, 2015.  This Current Report on Form 8-K/A is being filed to provide the required additional historical financial statements and pro formas.

(a)

Financial statements of business acquired.

Filed as Exhibit 99.2 to this Current Report are the unaudited financial statements for Daily Engage Media Group, LLC for the six months ended June 30, 2017 and 2016.

(b)

Pro forma financial information.

Filed as Exhibit 99.3 to this Current Report is the unaudited pro forma financial information for Bright Mountain Media, Inc. for the six months ended June 30, 2017 and the year ended December 31, 2016.

(d)

Exhibits.

Exhibit No.	Description

99.2	Unaudited financial statements of Daily Engage Media Group, LLC for the six months ended June 30, 2017 and 2016.
99.3	Unaudited pro forma financial information of Bright Mountain Media, Inc. for the six months ended June 30, 2017 and the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2017	Bright Mountain Media, Inc.

	By:	/s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Unaudited financial statements of Daily Engage Media Group, LLC for the six months ended June 30, 2017 and 2016.
99.3	Unaudited pro forma financial information of Bright Mountain Media, Inc. for the six months ended June 30, 2017 and the year ended December 31, 2016.

3